CNL STRATEGIC CAPITAL, LLC 8-K

Exhibit 10.2

THIRD AMENDMENT TO THE ESCROW AGREEMENT

This THIRD AMENDMENT TO THE ESCROW AGREEMENT (this “Third Amendment”) is dated this 31st day of January, 2020, amends that certain ESCROW AGREEMENT (the “Original Agreement”) dated as of February 14, 2018, the First Amendment to the Escrow Agreement (the “First Amendment”) dated as of April 18, 2019, and the Second Amendment to the Escrow Agreement (the “Second Amendment” dated as of July 12, 2019, by and among CNL Strategic Capital, LLC, a Delaware limited liability company (the “Company”), UMB Bank, N.A. as escrow agent (the “Escrow Agent”) and CNL Securities Corp. (the “Managing Dealer”), (collectively, the “Parties”)(the “Second Agreement”, the “First Amendment” and the Original Escrow Agreement” together the “Agreement”). All capitalized terms not defined herein shall have the meaning given to such term in the Original Agreement.

WHEREAS, the Company has previously proposed and continues to offer and sell, on a best-efforts basis through the Managing Dealer, in its capacity as the managing dealer, and selected broker-dealers that are registered with the Financial Industry Regulatory Authority or intermediaries that are exempt from such broker-dealer registration (the Managing Dealer and such intermediaries are hereinafter referred to collectively as the “Distribution Participants”), the Company’s shares of Class A, Class T, Class D, and Class I limited liability interests (the “Original Shares”), on a best-efforts basis, for at least $2,000,000 and up to $1,100,000,000 of gross offering proceeds (excluding the shares of its Class A, Class T, Class D and Class I common stock to be offered and sold pursuant to the Company’s dividend reinvestment plan), at an initial purchase price of up to $27.32 per Class A share, $26.25 per Class T share, $25.00 per Class D and $25.00 per Class I share (the “Original Offering”) pursuant to an offering prospectus as amended from time to time and filed with the Securities and Exchange Commission as part of a registration statement file no. 333-222986, including amended for additional share classes (hereinafter the “Original Prospectus”); and

WHEREAS, as of March 7, 2018 at least $2,000,000 in Original Shares of the Company have been subscribed for in the Company’s offering and therefore the Break Escrow Date has occurred, but the Escrow Agent continues to receive amounts for deposit into the Escrow Account and to disburse such Escrowed Funds in accordance with section 5(b) of the Original Agreement;

WHEREAS, the Company, pursuant to the First Amendment, proposed to offer and sell, on a best-efforts basis through the Managing Dealer, in its capacity as the placement agent, and through Distribution Participants, the Company’s shares of Class FA limited liability interests (the “April Class FA Shares”), in a private offering exempt from registration, for at least $2,000,000 and up to $50,000,000 of gross offering proceeds (the “April Class FA Private Offering”) pursuant to an offering memorandum, dated April 18, 2019, as amended from time to time (hereinafter the “April Class FA Memorandum”) at a current offering price per April Class FA share; and

WHEREAS, the Company, pursuant to the Second Amendment, proposed to offer and sell, on a best-efforts basis through the Managing Dealer, in its capacity as the placement agent, and through Distribution Participants, the Company’s shares of Class FA limited liability interests (the “July Class FA Shares” and together with the April Class FA Shares the “Class FA Shares”), in a concurrent private offering exempt from registration up to $50,000,000 of gross offering proceeds with no minimum offering amount (the “July Class FA Private Offering”) pursuant to an offering memorandum, dated July 12, 2019, as amended from time to time (hereinafter the “July Class FA Memorandum”) at a current offering price per July Class FA share, plus applicable selling commissions and placement agent fees; and

WHEREAS, the Company wishes to extend the July Class FA Escrow Period; and

WHEREAS, the Company proposes to offer and sell, on a best-efforts basis through the Managing Dealer, in its capacity as the placement agent, and through Distribution Participants, the Company’s shares of Class S limited liability interests (the “Class S Shares”), in a concurrent private offering exempt from registration up to $50,000,000 of gross offering proceeds with no minimum offering amount (the “Class S Private Offering”) pursuant to an offering memorandum, dated January 21, 2020, as amended from time to time (hereinafter the “Class S Memorandum”) at a current offering price per Class S share, including applicable selling commissions and placement agent fees; and

WHEREAS, the Company desires to deposit Class S Subscription Payments (as defined herein) into the Escrow Account to be commingled with the Escrowed Funds from the Original Offering, the April Class FA Private Offering and July Class FA Private Offering and for the Escrow Agent to act as escrow agent for the April Class FA Private Offering, July Class FA Private Offering, Class S Private Offering, as well as the Original Offering solely upon the terms and conditions herein set forth; and

WHEREAS, in order to subscribe for Class S Shares, a subscriber must deliver an executed subscription agreement in substantially the form attached as an exhibit to the Memorandum, along with the full amount of its subscription, subject to volume discounts or other discounts, as applicable: (i) by check in U.S. dollars or (ii) by wire transfer of immediately available funds in U.S. dollars (collectively, the “Class S Subscription Payment”). The Company or the Managing Dealer shall instruct any Distribution Participants that any such wire transfers shall be in accordance with the instructions provided on Exhibit A hereto.

WHEREAS, in order to accomplish the foregoing, the Company desires to amend the Original Agreement to allow for the deposit of the Class S Subscription Payment into the Escrow Account and to set forth the requirements with respect to the deposit and disbursement of the Class S Subscription Payment;

WHEREAS, the Escrow Agent agrees to act as escrow agent with respect to the Class S Subscription Payments deposited into the Escrow Account.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Agreement as follows:

1.	Sections 1 of the Second Amendment is hereby amended and restated as follows:
(a)	All monies deposited in the Escrow Account in connection with the April Class FA Private Offering and the July Class FA Private Offering are hereinafter referred to as the “Class FA Escrowed Funds.” The escrow period (the “July Class FA Escrow Period”) for the July Class FA Shares sold pursuant to the July Class FA Private Offering shall commence upon the effectiveness of this Second Amendment and shall continue until March 31, 2020 unless the Company extends the outside date of the July Class FA Private Offering in its sole discretion (the “July Class FA Outside Date”) and designates such July Class FA Outside Date to the Escrow Agent in writing. The July Class FA Escrow Period together with the Class FA Post Escrow Break Period (as defined in the First Amendment) shall collectively be referred to as the “Class FA Escrow Period.” The Escrow Account shall continue to be a non-interest bearing account and all amounts deposited into the Escrow Account shall be held un-invested.
2.	All monies deposited in the Escrow Account in connection with the Class S Private Offering are hereinafter referred to as the “Class S Escrowed Funds.” The escrow period (the “Class S Escrow Period”) for the Class S Shares sold pursuant to the Class S Private Offering shall commence upon the effectiveness of this Third Amendment and shall continue until the date which is six (6) full months from the commencement of the Class S Private Offering unless the Company extends the outside date of the Class S Private Offering in its sole discretion but in no event longer than three (3) full months beyond initial six month period (the “Class S Outside Date”). The Company shall certify to the Escrow Agent the Class S Escrow Period and the Class S Outside Date. The Escrow Account shall continue to be a non-interest bearing account and all amounts deposited into the Escrow Account shall be held un-invested.
3.	Sections 2-4 of the Second Amendment are hereby amended and restated as follows:

2. Deposits into the Escrow Account and Transmission of Subscription Documents.

(a)	Deposits in Escrow Account. During the Class S Escrow Period and Class FA Escrow Period, persons subscribing to purchase Class S and Class FA Shares will be instructed by the Company and the Distribution Participants to make checks for subscriptions payable to the order of “UMB Bank, N.A., as EA for CNL Strategic Capital, LLC” or any variation thereof permitting a deposit in the Escrow Account if accompanied by a corresponding subscription agreement. Completed subscription agreements and checks in payment for the purchase price shall be remitted to the Processing Agent at the address designated for the receipt of such agreements and funds; and, drafts or wires shall be transmitted directly to the Escrow Account. The Processing Agent will promptly deliver all monies received in good order from subscribers (or from the Distribution Participants transmitting monies and subscriptions from subscribers) for the payment of Class S and Class FA Shares to the Escrow Agent for deposit in the Escrow Account no later than the end of the business day on which such monies are received by the Processing Agent. Any Class S or Class FA Subscription Payments received prior to the time, if any, that the Escrowed Funds are deliverable to the Company, and that are made payable to a party other than the Escrow Agent shall be promptly returned to the Participating Broker-Dealer who submitted the Class S or Class FA Subscription Payment. Completed subscription agreements and checks shall be delivered by the Participating Broker-Dealer to the Processing Agent no later than the close of business on the first business day following their receipt by the Distribution Participants; provided, however, if the Distribution Participants receives subscription agreements and checks at a branch office and final supervisory review is conducted at a different location (the “Final Review Office”), then the branch office shall transmit the subscription agreements and checks to the Final Review Office by the close of business on the first business day following their receipt by the branch office and the Final Review Office shall review the subscription agreements and check to ensure their proper execution and form and, if they are acceptable, deliver the subscription agreements and the funds to the Processing Agent by the close of business on the first business day after their receipt by the Final Review Office. All Class S Escrowed Funds and Class FA Escrowed Funds shall be held in the Escrow Account until such funds are disbursed in accordance with Section 4 of this Third Amendment. Prior to the disbursement of the Class S Escrowed Funds and Class FA Escrowed Funds, none of the Escrow Agent, the Processing Agent or the Company is entitled to any of the Class S Escrowed Funds or Class FA Escrowed Funds received into the Escrow Account, and no Class S Escrowed Funds or Class FA Escrowed Funds deposited in the Escrow Account shall become the property of the Company, its affiliates, the Escrow Agent or the Processing Agent, nor be subject to the debts or offsets of the Company, its affiliates, the Escrow Agent, the Processing Agent or Distribution Participants; provided nothing herein shall impose an obligation upon the Escrow Agent to determine which funds in the Escrow Account constitute Class S Escrowed Funds or Class FA Escrowed Funds and which funds constitute Escrowed Funds.
(b)	Subscription Agreements. The Escrow Agent agrees to cause the Processing Agent to maintain a written account of each subscription for the Class S and Class FA Shares, which account shall set forth, among other things, the following information: (i) the subscriber’s name and address, (ii) the number of Class S and Class FA Shares purchased by such subscriber, and (iii) the subscription amount paid by such subscriber for such Class S Shares.

3. Collection Procedure for Class S Subscription Payments and Class FA Subscription Payments.

(a)	The Escrow Agent is hereby instructed by the Company to forward each Class S Subscription Payment and Class FA Subscription Payment for Federal Reserve Bank clearing and upon collection of the proceeds of each Class FA Subscription Payment, to deposit the collected proceeds into the Escrow Account.

(b)	The Escrow Agent will timely notify the Company and the Processing Agent in writing via mail, email or facsimile of any Subscription Payment returned to the subscriber, and the Escrow Agent is authorized to debit the Escrow Account in the amount of such returned Class S Subscription Payment or such Class FA Subscription Payment and direct the Processing Agent to delete the appropriate account from the records maintained by the Processing Agent.
(c)	In the event that the Company or any agent acting on behalf of the Company rejects any subscription for Class S or Class FA Shares and the funds for such subscription have already been collected by the Escrow Agent, the Escrow Agent shall, upon receipt from the Company or the Processing Agent of written notice of such rejection, promptly cause the issuance of a refund payment by bank check to the rejected or withdrawing subscriber, without interest or income thereon, if applicable. If the Escrow Agent has not yet collected funds for such subscription but has submitted such subscription for clearing, the Escrow Agent shall promptly cause the issuance of a payment by bank check in the amount of such Class S Subscription Payment or such Class FA Subscription Payment to the rejected or withdrawing subscriber only after the Escrow Agent has cleared such funds. If the Escrow Agent has not yet submitted the Class S Subscription Payment or Class FA Subscription Payment relating to the subscription of the rejected or withdrawing subscriber, the Escrow Agent shall promptly cause such Class S Subscription Payment or such Class FA Subscription Payment to be remitted to the drawer of the Class S Subscription Payment or Class FA Subscription Payment submitted by or on behalf of the subscriber.
(d)	In the event that money is deposited into the Escrow Account in error, the Escrow Agent shall notify the Company and the Processing Agent in writing via mail, email or facsimile of any such error and promptly cause the issuance of a refund payment by bank check to the appropriate party only after the Class S Subscription Payment or the Class FA Subscription Payment has cleared.

4. Ongoing Distribution of Escrowed Funds.

(a)	Class FA Escrow Period. During the Class FA Escrow Period, the Escrow Agent shall periodically transfer to the Company’s designated account, the Class FA Escrowed Funds pursuant to standing written instructions from the Company delivered to the Escrow Agent from time to time.
(b)	Class S Escrow Period. During the Class S Escrow Period, the Escrow Agent shall periodically transfer to the Company’s designated account, the Class S Escrowed Funds pursuant to standing written instructions from the Company delivered to the Escrow Agent from time to time.
4.	Notwithstanding anything to the contrary herein, the Company and the Managing Dealer acknowledge and agree that the Escrowed Funds, Class S Escrowed Funds and Class FA Escrowed Funds may be commingled in the Escrow Account and the Escrow Agent shall have no responsibility to hold the Class S Escrowed Funds, Class FA Escrowed Funds and Escrowed Funds separately. The Escrow Agent may conclusively rely upon the records of the Processing Agent in determining the amount of Class S Escrowed Funds and Class FA Escrowed Funds in the Escrow Account. The Company agrees that any future requested transfer of Escrow Funds submitted to the Escrow Agent in accordance with Section 5(b) of the Original Agreement shall contain a certification by the Company that it is requesting Escrowed Funds in accordance with Section 5(b) of the Original Agreement and that such request is in compliance with the terms of the Agreement. The Escrow Agent may conclusively rely upon any such written request and certification of the Company. To the extent at any time the Escrow Agent is directed to return subscription amounts to a subscriber and there are insufficient amounts in the Escrow Account to return such funds, the Escrow Agent shall suffer no liability hereunder and the Company agrees to pay any such amount owed directly to the subscriber affected.
5.	The Company and the Managing Dealer warrant that this Third Amendment is in compliance with the Original Offering, April Class FA Private Offering and July Class FA Private Offering.
6.	The Agreement, except as expressly amended by this Third Amendment shall continue unmodified and in full force and effect.
7.	No provision of this Third Amendment may be changed or modified, except by an instrument in writing signed by each of the parties hereto.

8.	This Third Amendment shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law.

IN WITNESS WHEREOF, the parties have duly executed this Third Amendment of the date first above written.

CNL STRATEGIC CAPITAL, LLC

By:	/s/ Tammy Tipton
Name:	Tammy Tipton
Title:	Authorized Signatory

UMB BANK, N.A., as escrow agent

By:	/s/ Lara L. Stevens
Name:	Lara L. Stevens
Title:	Vice President

CNL SECURITIES CORP.

By:	/s/ Erin M. Gray
Name:	Erin M. Gray
Title:	Authorized Signatory

EXHIBIT A

Wiring Instructions

UMB Bank, N.A.

ABA No: 101000695

Acct No: 9872323874

Acct Name: UMB Bank, N.A., as EA for CNL Strategic Capital, LLC